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                                                                     EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                            ------------------------


                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS A TRUSTEE

                            ------------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)



                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   22-1147033
                                (I.R.S. Employer
                               Identification No.)



301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA            28288-0630
 (Address of Principal Executive Offices)                      (Zip Code)


                                 INTERFACE, INC.
                                (Name of Obligor)


              GEORGIA                                   58-1451243
  (State or other jurisdiction of                     (I.R.S. Employer
  Incorporation or organization)                     Identification No.)


 2859 PACES FERRY ROAD, SUITE 2000
 ATLANTA, GEORGIA                                               30339
 (Address of Principal Executive Offices)                    (Zip Code)

                     10 3/8% SENIOR NOTES, SERIES B DUE 2010
                         (Title of Indenture Securities)




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ITEM 1.    GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

                  Comptroller of the Currency,                 Washington, D.C.
                  Board of Governors of the Federal Reserve System, Richmond, VA
                                                                           23219
                  Federal Deposit Insurance Corporation,       Washington, D.C.

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The Trustee is authorized to exercise corporate trust powers.

ITEM 2.    AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.


ITEM 16.          LISTS OF EXHIBITS.

Exhibit 1 Articles of Association of the Trustee as now in effect, incorporated herein by reference (see Exhibit T-1 Registration Number 333-47985).

Exhibit 2 No certificate of authority of the Trustee to commence business is furnished this authority is contained in the Articles of Association of the Trustee.

Exhibit 3 Copy of the authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference (see Exhibit T-1 Registration Number 333-49145).

Exhibit 4 Copy of the existing By-Laws of the Trustee, as now in effect, incorporated herein by reference (see Exhibit T-1 Registration Number 333-49145).

Exhibit 5         Not applicable.

Exhibit 6 The consent of the Trustee required by Section 321 (b) of the Act, incorporated herein by reference (see Exhibit T-1 Registration Number 333-47985).

Exhibit 7 Report of Condition of Wachovia Bank National Association as of the close of business on December 31, 2001, published pursuant to the law or the requirement of its supervising or examining authority.

Exhibit 8         Not Applicable

Exhibit 9         Not Applicable


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                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Wachovia Bank National Association organized and existing under the laws of the United States, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Town of Atlanta, and State of Georgia, on the 26TH day of April 2002.




                           WACHOVIA BANK, NATIONAL ASSOCIATION





                             BY:  /S/ TERESITA GLASGOW
                                  --------------------
                                  VICE PRESIDENT



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                                                                       EXHIBIT 7

                       WACHOVIA BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2001

                                     ASSETS
                                    ($000's)

ASSETS
Cash and balance due from depository institutions:
Non-interest-bearing balances and currency and coin                              10,660,000
Interest bearing balances                                                         6,638,000
Securities:
Hold-to-maturity securities                                                               0
Available-for-sale securities                                                    47,596,000
Federal funds sold and securities purchased under agreements to resell            5,188,000
Loans and lease financing receivables:
      Loan and leases held for sale                                               7,337,000
      Loan and leases, net of unearned income                                   116,417,000
      Less: Allowance for loan and lease losses                                   2,222,000
      Less: Allocated transfer risk reserve                                               0
      Loans and leases, net of unearned income, allowance                       114,195,000
Trading Assets                                                                   19,071,000
Premises and fixed assets (including capitalized leases)                          2,628,000
Other real estate owned                                                              92,000
Investment in unconsolidated subsidiaries and associated companies                  503,000
Customer's liability to this bank on acceptances outstanding                        732,000
Intangible assets:
      Goodwill                                                                    2,253,000
      Other intangible Assets                                                       336,000
Other assets:                                                                    15,556,000
Total Assets:                                                                   232,785,000

LIABILITIES
Deposits:
      In domestic offices                                                       135,276,000
      Non-interest-bearing                                                       24,546,000
      Interest-bearing                                                          110,730,000
      In foreign offices, Edge and Agreement subsidiaries, and IBFs              12,473,000
      Non-interest-bearing                                                           32,000
      Interest-bearing                                                           12,441,000
Federal funds purchased and securities sold under agreements to repurchase       19,728,000
Trading liabilities                                                              15,559,000
Other borrowed money                                                             16,702,000
Bank's liability on acceptances executed and outstanding                            749,000
Subordinated notes and debentures                                                 5,993,000
Other liabilities                                                                 9,195,000
Total liabilities                                                               215,675,000
Minority Interest in consolidated subsidiaries                                      977,000
EQUITY CAPITAL
Perpetual preferred stock and related surplus                                       161,000
Common Stock                                                                        455,000
Surplus                                                                          13,302,000
Retained Earnings                                                                 1,847,000
Accumulated other comprehensive income                                              368,000
Other Equity Capital components                                                           0
Total equity capital                                                             16,133,000
Total liabilities and equity capital                                            232,785,000